                                                                    Exhibit 10.6


                                MCGRATH RENTCORP

                       ENVIROPLEX STOCK EXCHANGE AGREEMENT

                                  JULY 2, 2001

                                Table of Contents

1. Exchange of Stock...................................................3
   1.1   Exchange of Stock.............................................3
   1.2   Closing.......................................................3
   1.3   Deliverables..................................................3
   1.4   Tax Free Exchange.............................................3
2. Representations and Warranties of the Company.......................3
   2.1   Organization, Good Standing and Qualification.................3
   2.2   Authorization.................................................3
   2.3   Valid Issuance of Securities..................................3
   2.4   Disclosure....................................................3
   2.5   Brokers or Finders............................................4
   2.6   No Representation as to Value.................................4
   2.7   No Further Agreement..........................................4
3. Representations and Warranties of the Enviroplex Stockholders.......4
   3.1   Authorization.................................................4
   3.2   Disclosure of Information.....................................4
   3.3   Acquiring Entirely for Own Account............................4
   3.4   Restricted Securities.........................................4
   3.5   Legends.......................................................4
   3.6   Brokers or Finders............................................5
   3.7   No Representation as to Value.................................5
   3.8   No Further Agreement..........................................5
   3.9   Independent Advice............................................5
4. Conditions of the Enviroplex Stockholders' Obligations at Closing...5
   4.1   Agreement Signed; Others to Close.............................5
   4.2   Representations and Warranties................................5
   4.3   All Deliverables Ready........................................5
5. Conditions of the Company's Obligations at Closing..................5
   5.1   Agreement Signed..............................................5
   5.2   Representations and Warranties................................5
   5.3   All Deliverables Ready........................................5
6. Deliverables by the Company at Closing..............................5
7. Deliverables by the Enviroplex Stockholders at Closing..............6
8. Standard Provisions.................................................6
   8.1   Further Assurances............................................6
   8.2   Survival of Warranties........................................6
   8.3   Finder's Fee..................................................6
   8.4   Fees and Expenses.............................................6
   8.5   Delays or Omissions...........................................6
   8.6   Entire Agreement..............................................6
   8.7   Construction and Titles.......................................6
   8.8   Severability..................................................6
   8.9   Governing Law.................................................7
   8.10  Confidentiality...............................................7
   8.11  Attorney's Fees...............................................7
   8.12  Mediation; Arbitration........................................7
   8.13  Corporate Securities Law......................................7
   8.14  Counterparts..................................................7


Exhibits

Exhibit A   --   Schedule of Enviroplex Stockholders
Exhibit B-1 --   Spousal Consent (Sublett)
Exhibit B-2 --   Spousal Consent (Curtis)

                                MCGRATH RENTCORP

                       ENVIROPLEX STOCK EXCHANGE AGREEMENT

        This Enviroplex Stock Exchange Agreement (the "Agreement") is made as of the 2nd day of July, 2001 by and between McGrath RentCorp, a California corporation (the "Company"), and each of the persons, severally and not jointly, whose names are listed on Exhibit A attached hereto (each an "Enviroplex Stockholder" and together the "Enviroplex Stockholders").

        The parties hereby agree as follows:

1.  Exchange of Stock.

        1.1 Exchange of Stock. Subject to the terms and conditions of this Agreement, each Enviroplex Stockholder agrees to exchange at the Closing that number of shares of Common Stock of Enviroplex, Inc., a California corporation ("Enviroplex") indicated with respect to such Enviroplex stockholder on Exhibit A attached hereto, in consideration of the receipt of that number of shares of the Company's Common Stock indicated with respect to such Enviroplex stockholder on Exhibit A. Subject to the terms and conditions of this Agreement, the Company agrees to issue to each Enviroplex stockholder at the Closing that number of shares of the Company's Common Stock indicated with respect to such Enviroplex stockholder on Exhibit A in consideration of the number of shares of Enviroplex Common Stock indicated with respect to each such Enviroplex stockholder. The shares of Common Stock of the Company issued to the Enviroplex Stockholders pursuant to this Agreement shall be hereinafter referred to as the "McGrath Stock."

        1.2 Closing. The exchange of shares of Enviroplex Common Stock for the McGrath Stock shall take place at the offices of Christopher Ream, Legal Counsel, 2600 El Camino Real, Suite 410, Palo Alto, California 94306, at 2:00 p.m., on July 2, 2001 (which time and place are designated as the "Closing"), or at such other time and place as the Company and the Enviroplex Stockholders shall mutually agree upon orally or in writing.

        1.3 Deliverables. At the Closing, the Company shall deliver to each Enviroplex Stockholder those items specified in Section 6 below, and each Enviroplex Stockholder shall deliver to the Company those items specified in
Section 7 below.

        1.4 Tax Free Exchange. The parties hereto intend that the exchange of the Enviroplex Common Stock for McGrath Stock shall be tax free to the Enviroplex Stockholders; however, no representation or guaranty as to the tax treatment of the proposed transaction is being given by any party hereto.

2. Representations and Warranties of the Company. The Company hereby represents and warrants to each Enviroplex Stockholder that:

        2.1 Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of California. The Company has all requisite corporate power and authority to execute and deliver this Agreement, to issue the McGrath Stock, and to carry out the provisions of this Agreement.

        2.2 Authorization. All corporate action on the part of the Company, its officers, directors and shareholders necessary for the authorization, execution and delivery of this Agreement, the performance of all obligations of the Company hereunder, and the authorization, issuance and delivery of the McGrath Stock has been taken or will be taken prior to the Closing.

        2.3 Valid Issuance of Securities. The McGrath Stock being issued to the Enviroplex Stockholders hereunder, when issued and delivered in accordance with the terms hereof for the consideration expressed herein, will be duly and validly issued, fully paid and nonassessable and free of restrictions on transfer other than restrictions on transfer under applicable state and federal securities laws. Subject in part to the truth and accuracy of each Enviroplex Stockholder's representations set forth in Section 3 of this Agreement, the offer, exchange and issuance of the McGrath Stock as contemplated by this Agreement are exempt from registration requirements of any applicable state and federal securities laws of the United States.

        2.4 Disclosure. The Company's Common Stock is publicly traded and regulated by the Securities and Exchange Commission. Disclosures regarding the Company are contained in its Annual Report to Shareholders for the year 2000, its Proxy Statement mailed to shareholders of the Company with respect to the Company's May 30, 2001 Shareholders' Meeting, its Annual Report on Form 10-K for the year 2000 filed with the Securities and Exchange Commission, and its Quarterly Report on form 10-Q for the quarter ended March 31, 2001 filed with the Securities and Exchange Commission. Further information regarding the Company has been made available from time to time in press releases to the public and in quarterly "Earnings Conference Calls" open to the public.

        2.5 Brokers or Finders. The Company has no contract, arrangement or understanding with any broker, finder or other similar person with respect to the transactions contemplated by this Agreement.

        2.6 No Representation as to Value. The Company makes no representation as to either the value of the McGrath Stock or the value of the shares of Enviroplex Common Stock being exchanged therefor.

        2.7 No Further Agreement. The Company has not entered into any agreement with, or made any promises to, or received promises from, either of the Enviroplex Stockholders or any other person with respect to the possible disposition of any shares of Enviroplex Common Stock which will still be held after the Closing by either of the Enviroplex Stockholders.

3. Representations and Warranties of the Enviroplex Stockholders. Each Enviroplex Stockholder hereby represents and warrants to the Company, as to himself and not as to other Enviroplex Stockholders, that:

        3.1 Authorization. Such Enviroplex Stockholder has full power and authority to enter into this Agreement and to perform his obligations hereunder. The Enviroplex Stockholder owns the shares of Enviroplex Common Stock to be transferred to the Company pursuant to this Agreement free and clear of all liens and encumbrances, holds full right, title, and interest therein, and no other person holds any interest in such shares of stock.

        3.2 Disclosure of Information. Such Enviroplex Stockholder has received in a reasonable time prior to the date hereof the Company's Annual Report to Shareholders for the year 2000, the Company's Proxy Statement mailed to shareholders of the Company with respect to the Company's May 30, 2001 Shareholders' Meeting, the Company's Annual Report on Form 10-K for the year 2000 filed with the Securities and Exchange Commission, and the Company's Quarterly Report on form 10-Q for the quarter ended March 31, 2001 filed with the Securities and Exchange Commission. The Enviroplex Stockholder is aware that further information regarding the Company has been made from time to time in press releases to the public and in quarterly "Earnings Conference Calls" open to the public, and has had an opportunity to review the same. The Enviroplex Stockholder believes he has received all the information he considers necessary or appropriate for deciding whether to acquire the McGrath Stock. The Enviroplex Stockholder further represents that he has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the McGrath Stock as well as the business, properties, prospects and financial condition of the Company, and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify the accuracy of any information furnished to such Enviroplex Stockholder. The Enviroplex Stockholder has not relied upon any information regarding the transactions contemplated by this Agreement other than as set forth in this Agreement.

        3.3 Acquiring Entirely for Own Account. This Agreement is made with the Enviroplex Stockholder in reliance upon the Enviroplex Stockholder's representation to the Company, which by the Enviroplex Stockholder's execution of this Agreement he hereby confirms, that the McGrath Stock to be acquired by him will be acquired for investment for his own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Enviroplex Stockholder has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, the Enviroplex Stockholder further represents that he does not presently have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or to any third person, with respect to any of the McGrath Stock.

        3.4 Restricted Securities. The Enviroplex Stockholder understands that the McGrath Stock has not been, and will not be, registered under the Securities Act of 1933 by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Enviroplex Stockholder's representations as expressed herein. The Enviroplex Stockholder understands that the McGrath Stock are "restricted securities" under applicable U.S. federal and state securities laws and regulations, and that pursuant to these laws, the Enviroplex Stockholder must hold the McGrath Stock unless they are registered with the Securities and Exchange Commission and qualified by state authorities or an exemption from such registration and qualification requirements is available. The Enviroplex Stockholder acknowledges that the Company has no obligation to register or qualify the McGrath Stock for resale. The Enviroplex Stockholder further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the McGrath Stock, and requirements relating to the Company which are outside of the Enviroplex Stockholder's control and which the Company is under no obligation, and may not be able, to satisfy.

        3.5 Legends. The Enviroplex Stockholder understands that the certificates evincing the McGrath Stock may bear the following legend:

               "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933."

        3.6 Brokers or Finders. The Enviroplex Stockholder has no contract, arrangement or understanding with any broker, finder or other similar person with respect to the transactions contemplated by this Agreement.

        3.7 No Representation as to Value. The Enviroplex Stockholder makes no representation as to the value of the shares of Enviroplex Common Stock being exchanged for the McGrath Stock.

        3.8 No Further Agreement. The Enviroplex Stockholder has not entered into any agreement with, or made any promises to, or received promises from, either the Company or any other person with respect to the possible disposition of any shares of Enviroplex Common Stock which will still be held after the Closing by either of the Enviroplex Stockholders.

        3.9 Independent Advice. The Company has recommended that the Enviroplex Stockholders obtain independent legal, tax and accounting advice with respect to the exchange contemplated by this Agreement; and the Enviroplex Stockholder has had an opportunity to retain and obtain advice from his own legal, tax and accounting counsel and advisors.

4. Conditions of the Enviroplex Stockholders' Obligations at Closing. The obligations of each Enviroplex Stockholder to the Company under this Agreement are subject to the fulfillment, on or before the Closing, of each of the following conditions, unless otherwise waived (the waiver of any of the following conditions shall not be effective against any Enviroplex Stockholder who does not consent in writing thereto):

        4.1 Agreement Signed; Others to Close. This Agreement shall have been duly executed and delivered by the Company and by all the Enviroplex Stockholders, and all the Enviroplex Stockholders shall close the transaction concurrently.

        4.2 Representations and Warranties. The representations and warranties of the Company contained in Section 2 shall be true and correct in all material respects on and as of the Closing, with the same effect as though such representations and warranties had been made on and as of the date of the Closing. No representation or warranty of the Company contained in this Agreement when read together contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein not misleading in light of the circumstances under which they were made.

        4.3 All Deliverables Ready. All documents and other items to be delivered to the Enviroplex Stockholders at the Closing as specified in Section 6 below, shall be duly executed, ready for delivery to the Enviroplex Stockholders, and in form and substance reasonably satisfactory to the Enviroplex Stockholders.

5. Conditions of the Company's Obligations at Closing. The obligations of the Company to each Enviroplex Stockholder under this Agreement are subject to the fulfillment, on or before the Closing, of each of the following conditions, unless otherwise waived:

        5.1 Agreement Signed. This Agreement shall have been duly executed and delivered by all of Enviroplex Stockholders, and all the Enviroplex Stockholders shall have satisfied all of the conditions of this Section 5 and shall be prepared to close the transaction.

        5.2 Representations and Warranties. The representations and warranties of each Enviroplex Stockholder contained in Section 3 shall be true and correct in all material respects on and as of the Closing, with the same effect as though such representations and warranties had been made on and as of the Closing.

        5.3 All Deliverables Ready. All documents and other items to be delivered to the Company at the Closing as specified in Section 7 below, shall be duly executed, ready for delivery to the Company, and in form and substance reasonably satisfactory to the Company's counsel.

6. Deliverables by the Company at Closing. At the Closing, the Company shall deliver to each of the Enviroplex Stockholders a certificate evincing the McGrath Stock being acquired by the Enviroplex Stockholder pursuant to this Agreement.

7. Deliverables by the Enviroplex Stockholders at Closing. At the Closing, each Enviroplex Stockholder shall deliver to the Company a certificate evincing the shares of Enviroplex Common Stock to be exchanged by the Enviroplex Stockholder for the McGrath Stock pursuant to this Agreement; together with an Assignment Separate From Certificate (Stock Power) providing for the transfer of said shares to the Company. In the event the certificate tendered by the Enviroplex Stockholder is for a number of shares greater than that to be transferred to the Company, the Company, the Enviroplex Stockholder and Enviroplex shall cooperate to ensure that Enviroplex issues back to the Enviroplex stockholder a certificate for the balance of the shares of Enviroplex Common Stock remaining after the transfer to the Company.

8.  Standard Provisions.

        8.1 Further Assurances. Each of the parties hereto shall execute and deliver such instruments and take such other actions as the other parties may reasonably request in order to carry out the intent of this Agreement.

        8.2 Survival of Warranties. Unless otherwise set forth in this Agreement, the warranties, representations and covenants of the Company and the Enviroplex Stockholders contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing.

        8.3 Finder's Fee. Each party, severally and not jointly, represents that it neither is nor will be obligated for any finder's, broker's or similar fee or commission in connection with the transactions contemplated by this Agreement. Each Enviroplex Stockholder, severally and not jointly, agrees to indemnify and to hold harmless the Company and each of the other Enviroplex Stockholders from any liability for any commission or compensation in the nature of a finder's, broker's or similar fee (and the costs and expenses of defending against such liability or asserted liability) for which such Enviroplex Stockholder is responsible. The Company agrees to indemnify and hold harmless each Enviroplex Stockholder from any liability for any commission or compensation in the nature of a finder's, broker's or similar fee (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

        8.4 Fees and Expenses. Each party shall pay its own fees and expenses incurred with respect to this Agreement and the transactions contemplated hereby.

        8.5 Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any party under this Agreement, upon any breach or default of any other party under this Agreement, shall impair any such right, power or remedy of such non-breaching or non-defaulting party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

        8.6 Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto pertaining to the subject matter hereof, and any and all other written or oral agreements relating to the subject matter hereof existing between the parties hereto are expressly canceled.

        8.7 Construction and Titles. This Agreement has been negotiated between the parties hereto, and the language hereof shall not be construed for or against any party. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement. A reference herein to any section shall be deemed to include a reference to every subsection thereof. All pronouns contained herein, and any variations thereof, shall be deemed to refer to the masculine, feminine or neuter, singular or plural, as the identity of the parties hereto may require.

        8.8 Severability. If any provision of this Agreement is held to be unenforceable under applicable law, it shall be interpreted, to the extent possible, to enhance its enforceability in order to achieve the intent of the parties to this Agreement. But if no feasible construction would save the provision, the parties agree to renegotiate such provision in good faith. In the event the parties cannot reach a mutually agreeable and enforceable replacement for such provision, its invalidity, illegality or unenforceability shall not affect any other provision of this Agreement; rather this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein; provided, however, no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party. The invalidity of any provision of this Agreement as applied to certain circumstances shall not affect the validity or enforceability of such provision as applied to other circumstances or any other provisions of this Agreement.

        8.9 Governing Law. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto are to be construed in accordance with and governed by the laws of the State of California (as permitted by Section 1646.5 of the California Civil Code or any similar successor provision), without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the State of California to the rights and duties of the parties hereto.

        8.10 Confidentiality. Each party hereto agrees that it shall at all times keep confidential and not divulge, furnish or make accessible to anyone any confidential information, knowledge or data concerning or relating to the business or financial affairs of any other party hereto to which such party has been or shall become privy by reason of this Agreement, discussions or negotiations relating to the transactions contemplated hereby or thereby, except with the prior written consent of such other party.

        8.11 Attorney's Fees. If any action at law or in equity (including arbitration) is instituted to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorney's fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

        8.12 Mediation; Arbitration. Any controversy or claim arising out of or relating to this Agreement, or the interpretation or breach hereof, shall be referred to a neutral mediator agreed upon by the parties or selected pursuant to the rules of Endispute, Inc. Each party shall bear its own expenses and one-half of the expenses of the mediator. If after 90 days of the commencement of mediation the controversy or claim has not been resolved, either party may commence arbitration proceedings in Palo Alto, California in accordance with the Commercial Arbitration Rules of the American Arbitration Association. If the amount in controversy is $1,000,000 or more, the arbitration shall be held before three arbitrators; otherwise, it shall be before a single arbitrator. In any such arbitration proceedings, each party shall bear its own costs and expenses and one-half of the expenses of the arbitrator(s); provided that the arbitrator(s) shall have the authority, should he, she or they determine it appropriate under the circumstances, to award reasonable attorneys fees and costs to the prevailing party. Judgment upon the award rendered by the arbitrator(s) shall be final and binding and may be entered in any court having jurisdiction thereof.

        8.13 Corporate Securities Law. THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF THE SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO THE QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM THE QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON THE QUALIFICATION BEING OBTAINED UNLESS THE SALE IS SO EXEMPT.

        8.14 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

        The parties have executed this Enviroplex Stock Exchange Agreement as of the date first written above by the undersigned, who have been duly authorized to do so.

COMPANY:

MCGRATH RENTCORP

                                                      Address:

                                                         5700 Las Positas Road
                                                         Livermore, CA 94550
     By:
        ----------------------------------------
               Dennis C. Kakures, President



     By:
        ----------------------------------------
               Randle F. Rose, Secretary


ENVIROPLEX STOCKHOLDERS:

                                                      Address:

                                                         988 Doug Mitchell Place
                                                         Stockton, CA 95209

     --------------------------------------
             JOE G. SUBLETT

                                                      Address:

                                                         977 Stenton Way
                                                         Galt, CA 95632

     --------------------------------------
             DONALD M. CURTIS

                                    EXHIBIT A

                       SCHEDULE OF ENVIROPLEX STOCKHOLDERS

                                                                      Shares of McGrath
                                      Shares of Enviroplex           RentCorp Common Stock
Name of Enviroplex Stockholder    Common Stock to be Exchanged          to be Received
------------------------------    ----------------------------       ---------------------
Joe G. Sublett                                      7,000                      77,605

Donald M. Curtis                                      700                       7,761


                                  EXHIBIT B-1
                                       TO
                                MCGRATH RENTCORP
                       ENVIROPLEX STOCK EXCHANGE AGREEMENT

                                 SPOUSAL CONSENT

        The undersigned does hereby certify that she is the spouse of Joe G. Sublett, the individual who executed the above Enviroplex Stock Exchange Agreement. I consent to and agree with the transaction contemplated in the Agreement by which shares of Common Stock of Enviroplex, Inc. owned by my husband will be exchanged for shares of Common Stock of McGrath RentCorp. I agree to execute and deliver such documents as may be necessary to carry out the intent of this Agreement.

Dated: July 2, 2001.


                                           ------------------------------------
                                                      RITA A. SUBLETT

                                  EXHIBIT B-2
                                       TO
                                MCGRATH RENTCORP
                       ENVIROPLEX STOCK EXCHANGE AGREEMENT

                                 SPOUSAL CONSENT

        The undersigned does hereby certify that she is the spouse of Donald M. Curtis, the individual who executed the above Enviroplex Stock Exchange Agreement. I consent to and agree with the transaction contemplated in the Agreement by which shares of Common Stock of Enviroplex, Inc. owned by my husband will be exchanged for shares of Common Stock of McGrath RentCorp. I agree to execute and deliver such documents as may be necessary to carry out the intent of this Agreement.

Dated: July 2, 2001.


                                           ------------------------------------
                                                      AURILLA A. CURTIS